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                            PURCHASE-SALES AGREEMENT

                                    BETWEEN

                     DIGITAL THEATER SYSTEMS, INCORPORATED

                                      AND

                              INFOCUS CORPORATION

This Purchase-Sales Agreement (hereinafter called "AGREEMENT") is made and entered into by and between Digital Theater Systems, Incorporated, having an office for the transaction of business at 5171 Clareton Drive, Agoura hills, CA 91301 (hereinafter called "DTS") and InFocus Corporation, having an office for the transaction of business at 27700B SW Parkway Avenue, Wilsonville, Oregon 97070 U.S.A. (hereinafter called "INFOCUS").

Whereas, DTS desires to purchase projection products and accessories, components and replacement parts therefor (hereinafter defined and collectively called "PRODUCT") and INFOCUS desires to sell such PRODUCT to DTS; and

Whereas, the parties desire by means of this AGREEMENT to establish the terms and conditions which shall govern INFOCUS' sale and DTS' purchase of such PRODUCT; Now, therefore, the parties agree as follows:

SECTION 1.0  AGREEMENT FOR DEVELOPMENT, PURCHASE and TERM.
1.1 INFOCUS agrees to sell to DTS the PRODUCT as specified in ATTACHMENT-1 in accordance with the terms and conditions stated in this AGREEMENT and the ATTACHMENTS that are incorporated herein.
1.2 The term of the AGREEMENT shall commence upon the date of the last party to sign hereto (the "Effective Date") and shall be in effect for a period of two (2) years thereafter, unless it is renewed or terminated sooner under
     SECTION 17.0 TERMINATION.
1.3 The parties shall meet periodically to discuss new products, and such new products may be incorporated into this AGREEMENT by the mutual agreement of the parties.
1.4 PRODUCT introduction schedules for DTS shall be as agreed upon by the parties and set forth in ATTACHMENT-2 hereof.
1.5 Expenses incurred by INFOCUS for customization of the PRODUCTS shall be paid by DTS in accordance with ATTACHMENT-2 hereof.

SECTION 2.0  DEFINITIONS.
2.1 Field Replaceable Unit ("FRUs") are PRODUCT components that are not END USER- replaceable parts.
2.2 The "Parts" mean all INFOCUS replacement parts, spare parts and accessories to the PRODUCTs.


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2.3  The "Specifications" for the PRODUCTs shall be defined as in ATTACHMENT-1.
     The Specifications may be amended only according to "Engineering Change"
     SECTION 22 hereof.

SECTION 3.0  AGENCY CERTIFICATION OF PRODUCTS.
3.1  Agency Certifications.
     1. INFOCUS shall provide PRODUCT which meets the regulatory requirements of listed regulatory agencies as set forth in Section 3.1.2, which list may be amended from time to time as required by such regulatory agencies and DTS and as agreed to by INFOCUS.
     2. INFOCUS shall at its expense apply for and maintain listing of the PRODUCTS by the UL, TUV, IRAM, GOST, VCCI, C-Tick, FCC(Class A), ICES-003, CB/UL, NOM, CCIB and CE regulatory agencies.

SECTION 4.0  PRICES.
4.1 Price. The price ("PRICE") payable by DTS to INFOCUS for the PRODUCT shall be set forth in ATTACHMENT-3, and service parts and FRUs as provided in ATTACHMENT-5.

SECTION 5.0  BRANDING and MARKETING.
5.1 DTS will use reasonable efforts to provide an InFocus branding credit where end credits are provided, if any. If provided, the credit shall be plainly visible to members of the viewing audience and will generally conform to cinema industry standards. Inadvertent omission by DTS or failure by a third party to comply with this obligation shall not be deemed to be a breach of this Agreement.

SECTION 6.0  PURCHASE ORDERS and FORECASTS.
6.1 DTS shall provide a four-month rolling forecast of PRODUCT demand on a monthly basis.
6.2  Purchase orders must be placed at least *** days prior to the FOB date.
     DTS shall issue an initial binding purchase order to cover the first *** days of Product deliveries.
6.3 DTS shall, issue purchase orders in accordance with this AGREEMENT. Purchase orders issued to INFOCUS shall include the following:
     a)   description of PRODUCT;
     b)   quantity of PRODUCT being ordered;
     c)   unit Price; and
     d)   requested delivery dates and shipping destination if applicable.
6.4 Terms and conditions of any purchase orders issued pursuant to this AGREEMENT are superseded by and subject to the terms and conditions of the AGREEMENT, unless specifically agreed to in advance by both INFOCUS and DTS in writing.
6.5 All orders must be received by INFOCUS at least thirty (30) days prior to the expiration of this AGREEMENT, and specify delivery dates no later than sixty (60) days after the expiration of this AGREEMENT.


***  Portions of this page have been omitted pursuant to a request for
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SECTION 7.0  RESCHEDULING AND CANCELLATION.
7.1  Rescheduling.
     DTS may at any time upon thirty (30) days or more prior written notice to INFOCUS, reschedule the delivery of any ordered PRODUCT for up to sixty
     (60) days later than the original scheduled delivery date. This rescheduling shall be at no charge to DTS. Rescheduling within 30 days of scheduled delivery date is not allowed.

     It the event that DTS request rescheduling to pull in delivery dates, INFOCUS shall use commercially reasonable efforts to accommodate such requests.

7.2 Cancellation. DTS liability for cancellation shall be as follows: For ordered PRODUCT, scheduled for delivery in the next 30 days, DTS agrees to purchase 100% of such ordered quantity.

     In addition to the foregoing, DTS shall be liable for 100% of any DTS custom components, so long as INFOCUS had reasonably procured such custom components/assemblies based on leadtime requirements as a result of DTS orders and forecasts. A listing of DTS custom components and leadtimes is provided in ATTACHMENT-4 hereto. DTS liability for such custom parts shall be INFOCUS cost plus a reasonable handling charge. INFOCUS shall use best commercially reasonable efforts to mitigate such cancellation costs by, where possible immediately terminating the production or orders for such custom components, or by using such custom components with other customers (where possible) or returning such custom components to vendors. However, for clarification nothing in the foregoing shall eliminate or reduce DTS' minimum purchase obligations of this Agreement.

SECTION 8.0  DELIVERY.
8.1  Shipment Terms.
     a. For all shipment destinations, PRODUCT shipment shall be F.O.B. at INFOCUS' point of shipment in Wilsonville, Oregon, U.S.A. Delivery shall occur at INFOCUS' dock upon delivery to DTS' carrier in Wilsonville, Oregon, U.S.A.
     b. The parties understand that shipment terms shall be renegotiated in good faith in the event that INFOCUS changes its manufacturing and/or shipment locations.
8.2 DTS' carrier for international flight/vessel shall be arranged by DTS at DTS' expense unless otherwise agreed by both parties in writing.
8.3 DTS shall make all arrangements and pay all transportation charges and any desired attendant insurance.
8.4 Delivery. INFOCUS shall use commercially reasonable efforts to meet all requested PRODUCT shipment dates.
8.5 Acceptance. PRODUCT units shall meet all of DTS' incoming inspection tests as mutually agreed by the parties and shall comply with the specifications for the PRODUCT as specified in ATTACHMENT-1, which testing may be performed by DTS at DTS' option. The incoming inspection, if any, shall occur within ten (10) business days after receipt by DTS of the PRODUCT, and DTS shall be declined to have accepted the PRODUCT unless written notice of rejection for material failure to meet incoming

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inspection is provided to INFOCUS within such 10 day period.  DTS shall have the right to reject all product units in a lot if 10% or more of the PRODUCT units in a lot materially fail to pass the inspection tests. DTS agrees to contact INFOCUS to discuss the problem(s) with the lot of PRODUCTS prior to rejecting the entire lot. However, the decision to reject an entire lot shall be in DTS sole discretion. Such rejected PRODUCT shall be returned to INFOCUS at INFOCUS' expense for warranty repair or replacement, including all freight costs by INFOCUS, or INFOCUS shall refund the purchase price of such rejected PRODUCT if INFOCUS can not repair or replace such PRODUCT within ten (10) business days of INFOCUS' receipt of such rejected PRODUCT. In the event that INFOCUS and DTS disagree about test procedures or test results that formed the basis of a rejection by DTS, at the request of one party, the parties shall meet within one
(1) week of notice of the request to meet for good faith discussions on resolution of the disagreement.

SECTION 9.0   TITLE AND RISK OF LOSS.
9.1 Title and risk of loss to PRODUCT shall pass to DTS upon delivery to DTS' designated carrier in Wilsonville.

SECTION 10.0  INVOICING, PAYMENT TERMS.
10.1 INFOCUS shall invoice DTS for all units of PRODUCT upon delivery to DTS. Payment shall be due and payable in US dollars. Payment terms shall be net *** days from receipt of above invoice at DTS.

SECTION 11.0  LIMITED WARRANTY and SERVICE.
11.1 INFOCUS warrants that Product delivered to DTS hereunder shall conform to the Specifications as provided in ATTACHMENT-1 and shall be free from defects in material and workmanship for a period of fifteen (15) months from the date delivery to DTS. Notwithstanding the foregoing, the warranty on Product lamps shall be five (5) months from delivery to DTS or 500 hours of use, whichever comes first. Warranty on parts or repairs made by INFOCUS shall be ninety (90) days from the date of repair or the remaining life of the Product warranty, whichever is longer.
11.2 Details of the return and warranty service process shall be provided in SERVICE ATTACHMENT-5 hereof.
11.3 The warranty hereunder does not include damage or malfunction resulting from abuse, misuse, accident, disaster, negligence, unauthorized alterations, installation of non INFOCUS attachments or accessories, installation or improper connection to equipment, or failure to provide a suitable installation environment as specified in ATTACHMENT-1.
11.4 The warranty as described in this section is granted to DTS and is transferable by DTS to an end user or any third party. However, DTS shall manage all PRODUCT warranty claims an behalf of the end user or other third party.
11.5 EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT, THE FOREGOING ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE ALL EXPRESSLY DISCLAIMED.


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Section 12.0  PRODUCT END-OF-LIFE and ADDITIONAL PRODUCTS.
12.1 For the Bogart Product, nine months prior to the expiration of this Agreement, both parties shall enter into good faith negotiations to determine transition and end-of-life ("EOL") plans for the Bogart Product. If within six months prior to the expiration of this Agreement, the parties have not agreed on a transition/EOL plan, then DTS shall be free to seek another supplier, however, the minimum purchase obligations of this Agreement shall continue in force unless INFOCUS is unable to continue to provide DTS the Bogart Product or other PRODUCT of comparable performance, as set forth in Attachment 1. INFOCUS shall notify DTS of PRODUCT end-of-life ("EOL") as soon as INFOCUS has determined the PRODUCTS EOL and in no event shall this be less than four (4) months prior to the PRODUCTS planned EOL date. DTS shall have the right to issue a last-time non-cancelable purchase order no later than sixty (60) days before the PRODUCT EOL date, for final delivery within ninety (90) days after the EOL date. DTS understands and agrees that such last-time purchase must be forecasted within thirty (30) days of INFOCUS' notification to DTS of EOL, and that all components will become "custom" to DTS after the EOL date (however, notwithstanding the foregoing INFOCUS agrees to stock engines, ECAs and power supplies for three (3) years after Bogart Product EOL). Purchase orders for end-of-life quantities shall be governed by the terms of this AGREEMENT. DTS shall purchase from INFOCUS all DTS custom components which are not incorporated in PRODUCT to be sold to DTS under DTS purchase order, so long as INFOCUS had reasonably procured such custom components based on lead time requirements provided in ATTACHMENT-4 in order to meet DTS purchase orders and forecasts. The final buying price of such custom components shall be based upon component Part cost to INFOCUS
     plus a reasonable handling charge, not to exceed   ***     of the wholesale
     price of such component Part, to be negotiated between INFOCUS and DTS.
12.2 INFOCUS agrees to provide DTS with end-of-life support for two (2) years on PRODUCT documentation; and, for three (3) years an service and other replacement Parts for the PRODUCT, (including without limitation electrical Parts), from the last date of PRODUCT production. DTS shall also have an opportunity for a last-time buy at the end of the foregoing support periods. Notwithstanding the foregoing, with respect to DTS custom components required for service, DTS shall make a last-time buy of such DTS custom components at PRODUCT EOL. INFOCUS shall work in good faith with DTS at time of EOL to mitigate impact of custom inventory to DTS.
12.3 In planning for future product, INFOCUS will in good faith discuss and reasonably consider incorporating DTS' requirements, as set forth in this AGREEMENT, in such future products in order to provide a replacement for the PRODUCT at the PRODUCT'S EOL.

Section 13.0  PRODUCT USER and SERVICE GUIDES.
13.1 INFOCUS shall provide DTS English-language electronic versions of Service guides, and User guides for the PRODUCT as available substantially at or before the initial

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     production/delivery of INFOCUS' version of the PRODUCT.  In addition,
     INFOCUS shall also provide DTS with generic versions of the guides in other major languages as are routinely prepared by INFOCUS for other INFOCUS product. DTS shall be responsible for customizing and publishing Service and additional User guides for the PRODUCT. INFOCUS grants to DTS a royalty-free right to publish Service guides based on the description of the PRODUCT from INFOCUS for internal use and to distribute them to authorized service providers under confidentiality terms where appropriate.
13.2 INFOCUS shall provide DTS with electronic copies of User guides for DTS' modification. INFOCUS grants to DTS a royalty-free right and license to publish and provide the User guides to PRODUCT users and to authorized service providers.
13.3 Copyrights held by INFOCUS on the Service and User guides shall not be transferred to DTS.
13.4 INFOCUS grants to DTS the royalty-free rights to use the INFOCUS trademark and/or logo for the purpose of branding and marketing of the PRODUCT only as set forth in this AGREEMENT. DTS shall be permitted to sublicense these rights to third parties to meet the requirements of SECTION 5.0 as set forth above.

Section 14.0  CONFIDENTIAL INFORMATION, NO LICENSE.
14.1 All information conveyed between the parties shall be governed by the Mutual Non-Disclosure Agreement signed by the parties and dated April 30th, 1999 ("NDA").
14.2 Notwithstanding my termination date referenced in the NDA, the NDA shall continue in full force and effect until the termination or expiration of this Agreement. However, such extension or continuation shall not effect any information which is not considered Confidential Information as set forth in Section 1 of the NDA.
14.3 Except with the express written permission of the other party, each party shall not disclose the terms and conditions of this AGREEMENT during the terms of the AGREEMENT and for a period of three (3) years thereafter to any third party except as required by law or by governmental regulations, requirements or orders, or as may be necessary to establish or assert its rights hereunder.
14.4 Except for the specific purposes set out in this AGREEMENT, exchange of information under this AGREEMENT, whether Confidential Information or not, does not convey a license, implied or otherwise, under any patent, copyright, trademark or trade secret in which either party has an interest.
14.5 Each party may publicly announce and promote the fact that it has entered into this AGREEMENT with the other. Neither party shall at any time publicly state or imply that the relationships between the parties are in any way different from those specifically set forth herein. If requested by one party, the other party shall promptly supply the other with copies of all public statements and of all publicity and promotional material relating to this AGREEMENT and to the PRODUCT. However, irrespective of the foregoing, with respect to Press Releases that reference this relationship or AGREEMENT, each party shall seek and obtain prior approval from the other party before publication of such Press Release.



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Section 15.0  PATENTS AND COPYRIGHTS.
15.1 INFOCUS will, at its expense, defend, indemnify and hold harmless DTS from and against any claim that PRODUCT supplied hereunder infringes any United States patent, copyright, trade secret, maskwork right or any other intellectual property right of a third party, and shall assume the defense of such claim, lawsuit or other action by reputable counsel retained at INFOCUS' own expense. INFOCUS will pay resulting costs, damages, liabilities and attorneys fees arising out of such claim, lawsuit or other action, and/or shall pay all costs and expenses of any settlement with such third party. Notwithstanding the above, DTS may participate in any such claim, lawsuit or other action at its own expense and by its own counsel.
15.2 To qualify for such defense and payment, DTS must:
     a)   give INFOCUS prompt written notice of any such claim; and
     b) allow INFOCUS to control the defense, and reasonably cooperate with INFOCUS in the defense and all related settlement negotiations, with INFOCUS being responsible for all associated out-of-pocket costs.
15.3 INFOCUS' obligation under this section is conditioned on DTS' agreement that if PRODUCT in the inventory of DTS, or the operation thereof while in DTS' inventory, become, or in INFOCUS' opinion are likely to become, the subject of such a claim, DTS will permit INFOCUS, at INFOCUS' option and expense, either to procure the right for DTS to continue marketing and using PRODUCT or to replace with an equivalent PRODUCT with no loss in functionality or delay over 30 days to DTS schedule or modify the PRODUCT so that it becomes non-infringing with no loss in functionality or delay over 30 days to DTS schedule; and, if neither of the foregoing alternatives are available on terms which are commercially reasonable for INFOCUS, upon written request by DTS, DTS will return such PRODUCT to INFOCUS and INFOCUS shall refund to DTS the unit Price paid to INFOCUS by DTS for each returned PRODUCT and all direct costs incurred by DTS with respect to such PRODUCTS, capped by NRE expenses provided in Attachment 2 hereof actually paid by DTS. Furthermore, upon DTS written request for refund, the exclusivity provision of Section 32 shall cease to be in effect.
15.4 INFOCUS shall have no obligation with respect to any claim based upon DTS' modification of PRODUCT or the combination, operation or use of PRODUCT with equipment, data or programs not furnished by INFOCUS , or with respect to any claim based upon attributes of cosmetic, technical or software change of PRODUCT made by INFOCUS in accordance with DTS' specifications, provided that such claim would not have occurred but for such modification, combination/operation/use, or cosmetic/technical/software change by DTS. In the event that DTS is responsible for such a claim, then the requirements and obligations of SECTIONS 15.1 and 15.2 shall reciprocally apply to the parties and DTS shall indemnify and defend INFOCUS for such claim provided that INFOCUS meets its reciprocal obligations as set forth in these sections. Furthermore, the above obligations are contingent on both parties representation that to the best of their knowledge, no infringement claims against the Product are ongoing, threatened or likely as of the effective date of this Agreement
15.5 Sections 15.1 - 15.4 states INFOCUS and DTS' entire obligations to the other regarding intellectual property infringement claims under this Agreement.


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Section 16.0  EXPORT OF PRODUCT.
16.1 U.S. Export Administration Regulations.
     If any items to be supplied under this AGREEMENT should become subject to U.S. Export Administration Regulations, then INFOCUS shall at the time provide to DTS sufficient information to enable DTS to assign the proper Export Commodity Control Number to the item, or else provide to DTS the Export Commodity Control Number. INFOCUS represents and warrants that to the best of its knowledge that none of the items supplied under this AGREEMENT are subject to U.S. Export Administration Regulations.

16.2 Restrictions on Technology Export.
     DTS hereby agrees that it will not knowingly export, directly or indirectly, any United States source technical data acquired from INFOCUS, or any direct product of that technical data, to any country for which the United States Government or any agency of that government at the time of export requires an export license or other governmental approval without first obtaining that license or approval, when required by applicable United States law. INFOCUS represents and warrants that to the best of its knowledge that any/all information provided to DTS hereunder is not subject to United States or other countries export control restrictions.

16.3    Restrictions on PRODUCT Export.
     DTS agrees that it will not export, directly or indirectly, any PRODUCTS or Parts obtained under this AGREEMENT to any country for which the U.S. Government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so. INFOCUS represents and warrants that to the best of its knowledge that any/all PRODUCT provided to DTS hereunder is not subject to United States or other countries export control restrictions.

16.4    Foreign Corrupt Practices Act.
     The parties shall at all times comply with all applicable laws of the United States concerning foreign corrupt practices or which in any manner prohibits the giving of anything of value to any official, agents or employee of any government, governmental agency, political party to any officer, employee, or agent thereof.

Section 17.0  TERMINATION.
17.1 This AGREEMENT shall continue in effect for two (2) years from the Effective Date.
17.2 Either party may terminate the AGREEMENT without prior written notice to the other party, in the event that the other party shall:
     a) become insolvent or have an uncontested petition in bankruptcy, reorganization or similar action filed by or against it;
     b) have all or a substantial portion of its capital stock or assets expropriated or attached by any government entity;
     c) be dissolved or liquidated or have an uncontested petition for dissolution or liquidation filed with respect to it; or
     d) be subject to promptly attachment, court injunction, or court order materially affecting its operations under the AGREEMENT.


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17.3 DTS may terminate the AGREEMENT in part or in whole, with or without cause, with a one-hundred eighty (180) day prior written notice, In the event of such termination, INFOCUS shall accept DTS purchase orders in normal course up to the effective date of termination, and neither party shall be liable to the other party on account of the termination unless otherwise provided under this AGREEMENT. Notwithstanding the above, DTS shall be bound by any minimum purchase requirements provided herein or in other written documentation agreed to by the parties.
17.4 The following terms apply in the event of a termination for default:
     a) Provisions in this Paragraph 17.4 shall not apply to failure to perform caused by an excusable delay, as defined in SECTION 23.0 FORCE MAJEURE.
     b) Either party's fail to perform any of its material obligations under the AGREEMENT, including INFOCUS' obligations to provide PRODUCT according to the specifications shall be a default. If either party defaults, the other party may termination the AGREEMENT by giving the defaulting party written notice of such termination after the expiration of thirty (30) days from the defaulting party's receipt of notice from the other party of the occurrence of any default, if such event of default is then still uncured. An uncured default by INFOCUS shall relieve DTS of any minimum purchase requirements herein.
     c) If INFOCUS terminates the AGREEMENT for default by DTS, INFOCUS shall complete any PRODUCT on order and shall deliver such PRODUCT to DTS in accordance with Section 8 and DTS shall pay INFOCUS all payments due for PRODUCT and components in inventory or on order in accordance with
          Section 10. INFOCUS will make all reasonable efforts to reduce DTS' liability to INFOCUS by canceling commitments for materials; reselling or diverting materials received; and stopping work-in-process, including and without limitation, performing the mitigation efforts set forth in Section 7.2 (Cancellation) of this Agreement.

Section 18.0  SERVICE, SPARE PARTS and FRU PRICING.
18.1 Service provisions between the parties, and Spare Parts and FRU pricing shall be as provided in Service ATTACHMENT-5 incorporated herein.
18.2 INFOCUS shall supply spare/FRU pricing for each new PRODUCT model as soon as available.
18.3 Additional terms and conditions relating to service shall be the subject of a separate Service Agreement to be negotiated and agreed in good faith by the parties.

Section 19.0  PRODUCT LIABILITY.
19.1 INFOCUS shall assume any and all liability and responsibility for the lost, or damage to property or the injury or death of a person arising out of or resulting from the PRODUCT manufactured by or for INFOCUS and shall defend, indemnify and hold harmless DTS, its shareholder, directors, officers, employees, agents, assigns affiliates and any customer of the PRODUCT from any claim to have arisen out of or connected with such PRODUCT as a result of any INFOCUS negligence or willful act. InFocus shall assume the defense of such claim, action or suit by reputable counsel, retained at INFOCUS' expense and shall pay all damages assessed or settlement reached as a result of such action, suit or threat thereof. DTS shall tender all reasonable assistance to INFOCUS in defense of the same, Notwithstanding the foregoing,


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DTS may participate in any such claim at its own expense and by its own counsel.
Furthermore, for clarification, DTS shall be liable for its actions, including installment and mounting, performed within DTS' control.

19.2 INFOCUS shall, during the term of this AGREEMENT, insure and keep insured INFOCUS and shall name DTS as an additional insured with an insurance company acceptable to DTS, against such loss or damage to property or the injury or death of a person as set forth in the above SECTION 19.1, and shall submit to DTS a certificate of insurance of such coverage.

Section 20.0  LIMITATION OF REMEDIES.
20.1 Unless otherwise expressly provided under this Agreement, INFOCUS' entire liability and DTS' exclusive remedy are set forth in this SECTION.
     a) In all situations involving performance or non-performance of PRODUCT furnished under the AGREEMENT, DTS' sole remedy during the warranty period is supply of the spare parts or replacement of the PRODUCT by INFOCUS, or at INFOCUS' discretion, a refund of the price paid for the PRODUCT provided that INFOCUS is unable to ship within fifteen (15) business days of receipt, replacement PRODUCT conforming to Specifications as warranted.
     b) Epidemic Failure. In the event that more than more than *** of PRODUCT fail with less than *** hours of lamp life (as shown by reasonable evidence using internal lamp hours counter), then DTS shall promptly notify INFOCUS and INFOCUS shall take expedited corrective action. If InFocus does not repair or replace Product to lower such failure rate below *** within *** days of DTS' notice, then DTS shall be free from any minimum purchase requirements provided herein.
     c) IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES, OR FOR CONSEQUENTIAL DAMAGES OF ANY KIND INCLUDING WITHOUT LIMITATION LOST PROFITS, LOST REVENUES, LOST SAVINGS OR LOST BUSINESS, REGARDLESS OF THE FORM OF ACTION, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
20.2 No actions, regardless of form, arising out of the AGREEMENT, may be brought by either party more than two (2) years after the cause of action has arisen.

Section 21.0  TRADEMARKS.
21.1 The parties acknowledge and agree that company trademarks and trade names are paramount to the identification of products being sold in the marketplace. Each party agrees that it shall have no right, claim or interest in any trademark, brand or trade name, which is owned by the other party to this AGREEMENT.
21.2 A DTS trademark shall be applied to each PRODUCT unit in a mutually agreeable location, size and manner. DTS warrants and represents that it is the sole and exclusive owner and/or licensee of its DTS brand as applied to the PRODUCT and that the use of such brand does not constitute any known infringement of any rights of any third party.


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

DTS-InFocus Agreement
October 2001
Page 10

21.3 DTS agrees to indemnify and hold harmless INFOCUS from and against any claim of trademark infringement by reason of the use of DTS' brands on or in connection with the PRODUCT hereunder, and DTS shall assume the defense of any action or suit against INFOCUS relating thereto, by reputable counsel retained at DTS' expense, and shall pay any damages assessed against or otherwise payable by INFOCUS as a result of any such action or suit, or threats thereof. INFOCUS shall give DTS the cooperation it reasonably requires, in connection with any such action or suit. Notwithstanding the foregoing, INFOCUS may participate in any such action or suit at its own expense and counsel.

Section 22.0  ENGINEERING CHANGES.
22.1 "Safety Changes" are those Engineering Changes defined by INFOCUS as changes to protect its customers, INFOCUS reserves the right, prior to delivery to DTS, to make any Safety Changes deemed necessary by INFOCUS. However, with respect to PRODUCT in DTS' inventory and installed with DTS' end users, DTS agrees to install such Safety Changes in a manner specified by INFOCUS and within reasonable period specified by INFOCUS. INFOCUS shall provide DTS without charge all hardware, software or other components that constitute the Safety Change and will reimburse DTS for the reasonable direct costs associated with the installation of such Safety Changes by DTS or its representative. INFOCUS and DTS shall meet in the event of such Safety change to discuss and minimize expense and disruption associated with such Safety Change.
22.2 Specifications may be changed only in accordance with the requirements set forth in Engineering Change Procedure set forth herein. After the effective change date, all PRODUCT and Parts shipped shall conform to the changed specification. However, INFOCUS shall continue, until INFOCUS' obligation shall expire, to furnish Parts under all previous specifications unless the change is interchangeable with PRODUCTS or Parts as previously manufactured. In the event of a Part change in which interchangeability is affected, such Part will have a new part number assigned and PRODUCTS and Parts manufactured thereafter will be documented so as to reflect that condition.
22.3 Change Notification and Procedure. INFOCUS shall notify DTS as soon as is reasonably possible regarding any change which obsoletes field inventory or creates a need to stock new items, provided such changed PRODUCT adheres to Specification. Changes to the PRODUCT's configuration shall be classified as described in INFOCUS' Change Control Document. INFOCUS shall use best commercially reasonable efforts to mitigate the impact of any change on DTS and the PRODUCT. This shall include, but not be limited to: (i) reasonable consideration as to the cost and performance impact on the PRODUCT of the change versus the necessity for the change; and (ii) mitigating or eliminating the cost to DTS associated with any change including, but not limited to, immediately terminating the production or orders for any obsolete custom components or long lead-time item required to fulfill DTS purchase order or forecast or by using such obsoleted custom components or long lead-time items with other customers (where possible) or returning such obsoleted custom components and long lead-time items to vendors for credit. In the event that DTS does not agree with an ECO, the parties shall meet to discuss the issue in good faith and attempt to find a mutually acceptable resolution to the issue.



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
22.4 ECO Control. While INFOCUS may notify DTS according to the requirements of this Section 22 and discuss such ECO's as may be requested by DTS, authority for ECO's shall remain in INFOCUS' sole control.

Section 23.0  FORCE MAJEURE and ALLOCATION.
23.1 Neither party shall be in default or liable to the other for failure to perform any provision of the AGREEMENT if such failure is caused directly or indirectly by events beyond that party's control, such as acts of nature, fire, riots, wars, insurrections, acts of governments, embargoes or unusually severe weather. Such an event is an "Excusable Delay." The party affected by an Excusable Delay shall take all reasonable steps to perform despite the delay including the timely payment for delivered PRODUCT in any possible ways. However, in the event that INFOCUS is unable to deliver conforming PRODUCT to DTS for a ninety (90) day period, DTS may terminate this Agreement, in writing, without further obligation. Fulfillment of payment obligations may be reasonably delayed according to the foregoing, but not extinguished. In the event that PRODUCT ownership and/or risk of loss is disputed in regard to payment obligations, the parties shall meet in good faith to resolve the issue.
23.2    Allocation.
     If INFOCUS is unable to fulfill DTS' orders for PRODUCT or Parts due to an event of force majeure or any other cause beyond INFOCUS' control, such as lack or shortage of components or raw materials, INFOCUS may reasonably allocate its available supply of PRODUCT or Parts (and products reasonably similar to PRODUCT or Parts) without such allocation constituting a default event; provided, however, that in my such allocation, INFOCUS and DTS shall discuss the allocation situation and work together in good faith to provide DTS with an equitable share of the PRODUCT.

Section 24.0  NOTICES.
24.1 All notices, requests, consents and other communications under the AGREEMENT shall be in writing, which may be sent via e-mail, and sent to the following:

     IN FOCUS:                           DTS.
     InFocus Corporation                 Digital Theater Systems, Incorporated
     Attn: Legal Department              Attn: General Counsel
     27700B SW Parkway Avenue            5171 Clareton Drive
     Wilsonville, OR 97070 U.S.A.        Agoura Hills, CA 91301
     Fax: 503-685-8838                   Fax: (819) 706-8355

Section 25.0 ARBITRATION and LAW.
25.1 All disputes, controversies, claims or differences, including related tort claims which may arise between the parties, out of, in relation to, or in connection with this AGREEMENT, or for the breach thereof, shall be referred to and settled by arbitration without being submitted to a court in the United States. The arbitration shall take place at the American Arbitration Association in Portland, Oregon in accordance with the rules of procedure of the said American Arbitration Association. All provisions of this AGREEMENT shall be construed and governed under Oregon law. The award to be rendered shall be final and



DTS-InFocus Agreement
October 2001
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
     binding upon both parties hereto, and judgment upon the award rendered may be entered in any court having jurisdiction thereof. In the event of arbitration the panel shall consist of three arbitrators, one of whom shall be chosen by DTS, one of whom shall be chosen by INFOCUS, and one of whom shall be chosen by the two arbitrators chosen by DTS and INFOCUS.

Section 26.0  SEVERABILITY.
26.1 If any section or subsection of the AGREEMENT is found by competent authority to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such section or subsection in every other respect and the remainder of the AGREEMENT shall continue in effect.

Section 27.0  AMENDMENTS TO THE AGREEMENT.
27.1 The AGREEMENT may be modified only by a written amendment duly signed by persons authorized to sign AGREEMENTS on behalf of DTS and INFOCUS and shall not be supplemented or modified by any course of dealing or trade usage. Variance from or additions to the terms and conditions of the AGREEMENT in any purchase order, acknowledgement or other written notification from either party will be of no effect.

Section 28.0  SURVIVAL OF TERMS.
28.1 The rights and obligations of SECTIONS 11.0 WARRANTY AND SERVICE, 12.2 END OF LIFE SUPPORT, 13.0 PRODUCT USER AND SERVICE GUIDES, 14.0 CONFIDENTIAL INFORMATION, 15.0 PATENTS AND COPYRIGHTS, 19.0 PRODUCT LIABILITY, ___20.0 LIMITATION OF REMEDIES, 21.0 TRADEMARKS, AND 25.0 ARBITRATION and LAW,
     SECTION 28.0 SURVIVAL OF TERMS, SECTION 30.1 EFFECT OF TITLE AND HEADINGS, and SECTION 31.0 COMPLETE AGREEMENT shall survive and continue after cancellation, termination or expiration of the AGREEMENT and shall bind the parties and their legal representatives, successors, heirs, and assigns.
28.2 In addition, all obligations and duties that by their nature extend beyond the expiration or termination of the AGREEMENT shall survive and remain in effect beyond any expiration or termination.

Section 29.0  WAIVER.
29.1 The waiver by either party of any instance of the other party's noncompliance with any obligation or responsibility herein shall not be deemed a waiver of subsequent instances and either party's remedies for such noncompliance as described herein.

Section 30.0  EFFECT OF TITLE AND HEADINGS.
30.1 The title of the AGREEMENT and the headings of its sections are included for convenience, and shall not affect its meaning.

Section 31.0  COMPLETE AGREEMENT.
31.1 THE AGREEMENT IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, WHICH SUPERSEDES ALL PROPOSALS OR ALL PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL



DTS-InFocus Agreement
October 2001
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
     OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF.

Section 32.0  EXCLUSIVITY.
32.1 Subject to Section 12.1, or as otherwise set forth in this Agreement, during the term of this Agreement, each party shall not work with any third party to develop, sell, or buy a projector system for cinema subtitling captioning system that is similar to the Bogart PRODUCT.

Section 33.0  ASSIGNMENT.
33.1 Neither this Agreement nor any rights granted hereunder may be sold, leased, assigned, or otherwise transferred, in whole or in part, by either party, and any such attempted assignment shall be void and of no effect without the advance written consent of the other party, such consent not to be unreasonably withheld or delayed. However, either party may transfer its rights, duties and privileges under this AGREEMENT in connection with a merger or consolidation with another company or the sale of its entire business to another person or firm, provided that such person or firm, shall first have agreed with the other party to perform the transferring party's obligations and duties hereunder.
Agreed to:

Digital Theater Systems, Inc. (DTS):           InFocus Corporation (INFOCUS):

By:     /s/ Jon Kirchner                       By: /s/ Scott Hix
    -------------------------------            ---------------------------

-----------------------------------

Name: Jon Kirchner                             Name:  SCOTT HIX

Title: President & Chief Executive             Title: VP & GM, Business
       Officer                                        Development

Date: /s/ March 13, 2002                       Date Feb.  15, 2002
      -----------------------------                 ----------------------

-----------------------------------


DTS-InFocus Agreement
October 2001
Page 14

ATTACHMENT-1.   PRODUCT Specifications and Incoming Test Criteria

InFocus(R)          RESEARCH & DEVELOPMENT

                      BOGART
                    (DTS BELUGA)

                    Customer

                    Specification

                               Revision History
Revision PCR # Date      Initiator/Doc Control    Pages     Description
00                              Steve Stark                 Initial Release
01       5/11/01                Steve Stark       All
02       8/27/01                Steve Stark       All       Major Update
03       9/21/01                Kent Nielson      All       Major Update
04       9/26/01                Kent Nielson     4,6,10     Minor modifications
05       2/14/02                Kent Nielson     4,5,7      Updated long throw lens information

DTS-InFocus Agreement
October 2001
Page 15

Organization and Scope of Specification

     This specification applies to the Bogart product as installed and used in the following configuration:

o Base projector with display resolution of 1024 x 768 masked to displayed image of 1000 x 720

o    Mounting hardware to invert projector for downward projection angle

o    Serial part controlled shutter over output of projection lens.

o Connection to DTS subtitle display system via analog XGA graphics cable and RS232 control.

     Product functionality, control, connection, and use will be specified assuming the above configuration. Notes in the specifications indicate that specific parameters refer to either:

o    Base projector only, or

o    System (including mounting hardware and shutter).

Product Description

     The Bogart product is a self-contained, DLP(R) based graphics projector optimized for use in the exhibition theater environment. The product is based on the Beluga XGA projector platform with modifications to provide an image optimized for overlaid projection of textual subtitles on to projected film based movies. These modifications include:

o Monochromatic text display with 8 levels of gay scaling for font smoothing. This is accomplished by removing the color wheel from the Beluga platform.

o The 1024 x 768 display is masked to produce an on screen image of 1000 x 720 pixels.

o Increased brightness to an average 3000 lumens (over the full image area) with Beluga uniformity.

o Enhanced thermal management to accommodate the increased light density through the optics.

o Removal of digital graphics and video signal paths. Removal of remote and on board keypad control functions.

     As a fixed subtitle projection device, this projector is optimized for display brightness and contrast at the expense of acoustical noise and cosmetic considerations. Source compatibility is limited to the DTS subtitle processing system which produces analog XGA text output, as well as providing RS232 projector control functions. Display formatting and scaling will be implemented as follows:

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October 2001
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
     o Graphics consist of 8 bit gray scale analog signal on the RGB channels, overlaid on to full blue background to facilitate image framing. Text will appear in center 1/3 of XGA frame.

     o No image scaling is required. The 3 MSB's of digitized green data will be the input to the DLP display formatting subsystem, and will be output from color lookups truncating the 5 LSB's of digitized data.

     o The image will be processed in ceiling mount" mode due to the inverted mounting scheme with attendant downward projection angle.

Physical Appearance.

[Diamond] Industrial Design Approach: Base projector.

To compress development time, Bogart will leverage off of the Beluga industrial design for the base projector. External hardware to mount the projector to a wall in an inverted position will be fastened outboard of the projector case with appropriate mechanical mounts for the external image shutter.
Additionally, a mask occluding the upper and lower thirds, or left and right thirds, of the projector output will be mounted in front of the projection lens.

[PICTURE]

Operation, Connection, and Function

[Diamond] Base projector operation.

  The projector provides a user interface via a RS232 serial interface. Beluga keypad and remote control interfaces are disabled. The I/O connectors will be as follows:

     [DIAGRAM]               [DIAGRAM]             [DIAGRAM]
     XGA Input           RS232 Control Input      USB for SW
(15 pin HD15 Female)      (9 pin DB9 Male)         Upgrades

     Additional operational features:

     o    Standard zoom lens

     o    Long throw zoom lens (optional)

     o    Lens compatibility with standard photographic filters

Operating Environment and Conditions

  This product will be used in exhibitor projection booth environments. It must withstand warm ambient environment and comply with all necessary regulatory requirements for commercial use.


DTS-InFocus Agreement
October 2001
Page 17

Accessories and Options

                         Table 0-1: Optional Accessories
ITEM                      DESCRIPTION                   PHYSICAL CHARACTERISTICS
----                      -----------                   ------------------------
2.4.1                 Long throw zoom lens               Full-field projection

References, Related Specifications

      The following functional and component specifications are applicable and supplemental to the engineering specification

      -     IFS Environmental Specifications (008-0031-XX)

      -     TI Image quality Specification.

Specifications:  Physical Elements

Physical dimensions - size, weight, volume, add-ons, etc.

                                      Table 0-1: Physical Dimensions
  NO.              PARAMETER                     CONDITIONS                MIN        NOMINAL       MAX        UNIT
  ---              ---------                     ----------                ---        -------       ---        ----
4.1.1     Product height               Nominal is mean height, max                      90                      mm
                                       includes bump, Base projector
                                       only
4.1.2     Product width                Base projector only                              250                     mm
4.1.3     Product length               Base projector only                              280                     mm
4.1.4     Product weight - bare        Base projector only                             <3.4                     Kg
4.1.5     Product weight - full        System                                          <6.5                     Kg
4.1.6     Product volume - bare        Base projector only                              377                     in(3)
4.1.7     Product volume - full        System                                          <990                     in(3)

Physical environmental impact - visual, thermal, acoustical, stray light emissions

                                    Table 0-2: Physical Environmental Impact
  NO.              PARAMETER                     CONDITIONS                MIN        NOMINAL       MAX        UNIT
  ---              ---------                     ----------                ---        -------       ---        ----
4.2.1     Overall noise                At 22 degrees C, 0 feet altitude                 45           48         dB
                                       - in system
4.2.2     Pure tones                                                                                 0
4.2.3     Case touch temperature -     Nominal is mean across                           81           90         degrees C
          front                        surface, max is hottest spot,
                                       Base projector only.  Ambient
                                       20 degrees C

Operating orientation - mounting, adjustments, accessibility, loads

                                          Table 0-3: Operating Orientation
  NO.              PARAMETER                     CONDITIONS               MIN        NOMINAL        MAX        UNIT
  ---              ---------                     ----------               ---        -------        ---        ----
4.3.1     Inverted position - roll     Limit of operating                 -15           0            15        degrees
          limit                        orientation to maintain
                                       thermal and


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October 2001
Page 18

                                          Table 0-3: Operating Orientation
                                       illumination stability
4.3.2     Inverted position - pitch    Limit of operating                 -90           0            90        (0)
          limit                        orientation to maintain
                                       thermal and illumination
                                       stability
4.3.3     Roll adjust range - Mounted  System                              -3           0            3         (0)
4.3.4     Roll adjust increment        System                                       Continuous                 (0)
4.3.5     Pitch adjust range           System                             -15           0           +15        (0)
4.3.6     Pitch adjust increment       System                                       Continuous                 (0)

Specifications:  Image Elements

Primary image characteristics

                                      Table 0-1: Primary Image Characteristics
   NO.             PARAMETER                     CONDITIONS                MIN        NOMINAL       MAX        UNIT
   ---             ---------                     ----------                ---        -------       ---        ----
5.1.1      Resolution - Vertical                                            -            -          720       Pixels
5.1.2      Resolution - Horizontal                                                       -          1024      Pixels
5.1.3      Brightness                 Measure 3 horizontally centered      3000          -           -        Lumens
                                      ANSI points and average I:
                                      Brightness=(I)*(12/25)*(d*Rp)(2)
                                      where:
                                      I=luminous intensity (lux)
                                      d=distance lens to screen (m)
                                      Rp=projection ratio
5.1.4      Brightness Uniformity (+)  Measure 3 horizontally centered       -           +30         +50         %
                                      ANSI points and average I:
                                      U[PLUS] = (I[BRIGHTEST] - I) / I
                                      where:
                                      I=average luminous intensity
                                      (lux)
                                      I[BRIGHTEST]=max luminous
                                      intensity point (lux)
5.1.5      Brightness Uniformity      Measure 3 horizontally centered      -50          -45          -          %
           (-)                        ANSI points and average I:
                                      U[MINUS]=(I[DIMMEST] - I)/I where:
                                      I=average luminous intensity
                                      (lux)
                                      I[DIMMEST] =min luminous
                                      intensity point (lux)
5.1.6      Contrast - Sequential      Measure 3 horizontally centered     300:1        400:1         -          -
                                      ANSI points and average I with
                                      first a white image, followed
                                      by black:
                                      C.R.=I[WHITE]/I[BLACK] where:
                                      I[WHITE]=average luminous
                                      intensity of white image (lux)
                                      I[BLACK]=average luminous
                                      intensity of black image (lux)
5.1.7      Focus Range, Short Throw   Front of projection lens to           5                        21         m
                                      screen
5.1.8      Focus Range, Long Throw    Front of projection lens to           4                        40         m

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October 2001
Page 19

                                      Table 0-1: Primary Image Characteristics
                                      screen (likely to be a
                                      projected field limit)
5.1.9      Projection Ratio - Wide    = (Throw distance/Horiz screen)                  1.67
5.1.10     Projection Ratio - Tele    = (Throw distance/Horiz screen)                  2.05
5.1.11     Zoom Ratio                                                                  1.2:1                    -
5.1.12     Projection Offset          =Image height below axis/image                   113.7                    %
                                      height

5.1.13     Distortion - Keystone -                                                       6           8        Pixels
           Wide
5.1.14     Distortion - Keystone -                                                       2           8        Pixels
           Tele
5.1.15     Distortion - Barrel -                                                         -           2        Pixels
           Wide
5.1.16     Distortion - Barrel -                                                         2           2        Pixels
           Tele
5.1.17     Distortion - Pincushion                                                       1           4        Pixels
           - Wide
5.1.18     Distortion - Pincushion                                                       -           4        Pixels
           - Tele
5.1.19     White Point                Correlated Color temperature         6500        7200         7500     degrees K
                                      w/out SW adjustments

5.1.20     Color Uniformity- White    ANSI, Digital                        0.01          -          0.01     (delta)x,y
5.1.21     Displayed grayscale depth                                                     4                     bits
5.1.22     Display refresh rate                                             58          60           62         Hz
5.1.23     Projection ratio - Wide    = (Throw distance/Horiz screen)                  3.57
           (long throw lens)
5.1.24     Projection ratio - Tele    = (Throw distance/Horiz screen)                   5.0
           (long throw lens)
5.1.25     Zoom Ratio (long throw                                                      1.4:1
           lens)

Image artifacts and quality elements

                                   Table 0-2: Image Artifacts and Quality Elements
  NO.              PARAMETER                     CONDITIONS                MIN        NOMINAL       MAX        UNIT
  ---              ---------                     ----------                ---        -------       ---        ----
5.2.4     Thermal distortions in                                                         0
          image
5.2.5     Lamp Flicker                 With single line text image                                   5          %
5.2.6     Pixel defects - stuck        Per DMD image quality spec                                    0
          bright

Specifications:  Functional Elements

Input connector definitions

                                             Table 0-1: Input Connectors
  NO.            PARAMETER         PIN NO.    I/O            SIGNAL          PIN NO.   I/O            SIGNAL
  ---            ---------         -------    ---            ------          -------   ---            ------
6.1.1     Projector VESA input        1        I        Red Analog Input        9       I           +5V Supply

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October 2001
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

                                             Table 0-1: Input Connectors
                                      2        I       Green Analog Input      10                   Sync Return
                                      3        I       Blue Analog Input       11       O        Monitor ID Bit 0
                                      4        O        Monitor ID Bit 2       12       O             DDC-SDA
                                      5                      Ground            13       I              Hsync
                                      6                    Red Return          14       I              Vsync
                                      7                   Green Return         15      I/O            DDC-SCL
                                      8                   Blue Return         Shell                   Ground
6.1.2     Projector RS232 Input       1                       N/C               6                       N/C
                                      2        I               Rx               7                       N/C
                                      3        O               Tx               8                       N/C
                                      4                       N/C               9                       N/C
                                      5                       Gnd             Shell                     Gnd

Input Signal Specifications

                                       Table 0-2: Input Signal Specifications
   NO.             PARAMETER                     CONDITIONS                MIN        NOMINAL       MAX        UNIT
   ---             ---------                     ----------                ---        -------       ---        ----
6.2.1      RGB Analog Inputs - R,G,B   Into internal termination of        0.5         0.76         1.0       V[p-p]
           level                       75(Omega)
6.2.2      RGB Analog Inputs - Sync    Into internal termination of                    0.24                   V[p-p]
           on video level              75(Omega)
6.2.3      H, V Sync low level         Separate syncs                       0                       0.8         V
6.2.4      H, V Sync high level        Separate syncs                      2.1                      5.0
6.2.5      RGB Analog Inputs, full                                                      65          140        MHz
           sampling - Pixel clock
           range

6.2.6      RGB Inputs - Vsync range    Blanking >%                          50                       85         Hz
6.2.7      RGB Inputs - Input active                                       768                      768       Lines
           line count -
           non-interlaced
6.2.8      RGB Inputs - Input active                                       1024                     1024      Pixels
           column count
6.2.9      RS232 Input - Tx, Rx                                            -12                       12         V
6.2.10     RS232 Input Baud Rate                                          19200        19200       19200       Baud

Compatibility and User Control

                                      Table 0-3: Compatibility and User Control
  NO.              PARAMETER                     CONDITIONS                MIN        NOMINAL       MAX        UNIT
  ---              ---------                     ----------                ---        -------       ---        ----
6.3.1     New analog RGB source -                                                        7           10         S
          time to stable display

Data, control, and communication definitions

                                        Table 0-4: Control and Communications
   NO.               PARAMETER                     CONDITIONS              MIN       NOMINAL/       MAX        UNIT
                                                                                     COMMAND
   ---               ---------                     ----------              ---       --------       ---        ----
6.4.1      Power up - time to lamp strike                                                            8          S
6.4.2      Power up - time to full         Cold strike on lamp - time                                90         S

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October 2001
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


                                        Table 0-4: Control and Communications
           brightness                      to 90% of full output
6.4.3      Power up - time to stable                                                                 15         S
           display
6.4.4      RS232 Power                                                      0           PWR          1
6.4.5      RS232 Standby Enable                                             0           STB          1
6.4.6      RS232 Brightness                                                 0           BRT         255
6.4.7      RS232 Contrast                                                   64          CON         192
6.4.8      RS232 Auto Color Gain                                            0           ACG          1
6.4.9      RS232 Blue Color Gain                                            1           BCG          63
6.4.10     RS232 Green Color Gain                                           1           GCG          63
6.4.11     RS232 Red Color Gain                                             1           RCG          63
6.4.12     RS232 Gamma Table                                                0           GTB          2
6.4.13     RS232 Digital Keystone                                           2           DKC         254
           Correction
6.4.14     RS232 Reset All                                                  0           RST          1
6.4.15     RS232 Auto Image                                                 0           AIM          1
6.4.16     RS232 Resize                                                     0           ARZ          3
6.4.17     RS232 Low Power Enable                                           0           LPE          1
6.4.18     RS232 Manual Sync Setting                                        0           MSS          31
6.4.19     RS232 Manual Tracking Setting                                   1294         MTS         1394
6.4.20     RS232 Horizontal Position                                       107          HPS         375
           Setting
6.4.21     RS232 Vertical Position                                          0           VPS          28
           Setting
6.4.22     RS232 Image Locked and                                           0           ILK          1
           Displayable
6.4.23     RS232 Language                                                   0           LAN          7
6.4.24     RS232 Menu Navigation Key                                        0           NAV          4
6.4.25     RS232 Standby Time                                               0           SBT          6
6.4.26     RS232 Internal Shutter Control                                   0           SHT          1
6.4.27     RS232 Menu Select Key                                            0           MNU          1
6.4.28     RS232 UI Message Enable                                          0           DMG          1
6.4.29     RS232 Ceiling Project                                            0           CEL          1
6.4.30     RS232 Rear Project                                               0           REA          1
6.4.31     RS232 Time (in hours) last      Read only                        0           LB1        32767
           Bulb 1 lasted
6.4.32     RS232 Time (in hours) last      Read only                        0           LB2        32767
           Bulb 2 lasted
6.4.33     RS232 Time (in hours) last      Read only                        0           LB3        32767
           Bulb 3 lasted
6.4.34     RS232 Lamp Lit                  Read only                        0           LML          1
6.4.35     RS232 Lamp Hours                Read only                        0           LMP        32767
6.4.36     RS232 Number of Lamp Resets     Read only                        0           LMR        32767
6.4.37     RS232 Lamp Total On Time (All   Read only                        0           LMT        214748
           Bulbs)                                                                                   3647
6.4.38     RS232 Unit Total Time On        Read only                        0           ONL        214748
                                                                                                   36647

DTS-InFocus Agreement
October 2001

Specifications: Environmental Elements
Operating Conditions, Quality, and Reliability

                 Table 0-1: Operating Conditions and Reliabilty

  NO.           PARAMETER                     CONDITIONS               MIN    NOMINAL     MAX    UNIT
  ---           ---------                     ----------               ---    -------     ---    ----
7.1.1    Low line voltage range                                         85    100/120     135     V

7.1.2    High line voltage range                                       200    220/240     270     V

7.1.3    Line frequency              Low line = 60 / High line = 50     47     60/50       63     Hz

7.1.4    Input cooling airflow       Spec is blower free delivery      3.5                       CFM
                                     rating. Blower output must be
                                     directed at DMD heatsink
                                     intake vent. Blower output
                                     must be no less than 10mm, nor
                                     more than 30mm, from intake
                                     vent.

7.1.5    Operating ambient           At 0 ft. elevation                 0                 40     (0)C
         temperature range

7.1.6    Operating ambient           At 30(0)C                          0               10,000    ft
         elevation range

7.1.7    Storage temperature range                                     -20               +70     (0)C

7.1.8    Operating humidity range    Non-condensing                   10/10             95/70   %/(0)C

7.1.9    Storage elevation range     2000 ft/min max rate of climb      0                 20     kft

7.1.10   Lamp: Combined Life Data    a) Survival > __% @1000 hrs      99,50                      %,%
                                     with __% original lumens.

                                     b)  survival > __% @2000 hrs     50,50                      %,%
                                     with ___ % original lumens.

7.1.11   Lamp: Burst Failures (in    <___% at <1000 hours.              5                         %
         field)                      <___% at <2000 hours               40                        %

7.1.12   Lamp: End of Life, ANSI     Point when lamps luminous flux    1500                      hrs
                                     has decreased to 50% of its
                                     original value

7.1.13   Lamp output maintenance     @1500 hours                        70                        %

Regulatory - Safety, Emissions, and Susceptibility

                      Table 0-2: Regulatory Specifications

 NO.                PARAMETER                         AGENCY SPECIFICATION AND CALLOUT
 ---                ---------                         --------------------------------
72.1     Safety - Base projector only.      UL950 (USA)
         External EMA certification is      CSA 22.2 NO.950-95 3rd edition (USA)
         the responsibility of the          c-UL (Canada)
         customer                           TUV (Europe):  EN60950:  1992+A1+A2; 1993+A3; 1995 +A4; 1997
                                            (includes proof of low voltage directive) (EC)
                                            NOM (Mexico):  NOM-001-SCFI-1993

7.2.2    Radiated and Conducted Emissions   FCC part 15, subpart B, (USA) Class A limits
                                            EN 55022 (1998) (EU)
                                            ICES-003 (Canada)
                                            C-Tick Mark (Australia)
                                            GOST (Russia)
                                            CCIB (China)


DTS-InFocus Agreement
October 2001

                      Table 0-2: Regulatory Specifications

7.2.3    Harmonic Current Emissions         EN 61000-3-2

7.2.4    Voltage Flicker                    EN 61000-3-3

7.2.5    Power Factor Correction            Ref. IEC 1000-3-2

7.2.6    Required regulatory marks -        FCC - Class A
         Base projector only.  External     CE
         EMA certification is the           ICES-003
         responsibility of the customer     C-Tick
                                            NOM
                                            TUV GS
                                            UL & CUL
                                            CSA
                                            CB
                                            IRAM
                                            GOST
                                            CCIB


DTS-InFocus Agreement
October 2001

ATTACHMENT-2          SCHEDULE and CUSTOMIZATION EXPENSES

SCHEDULE for Bogart PRODUCT:

      -     Bogart Prototype units shipped to DTS   ***   June, 2001.

      -     Sign-off on product specification as execution of this Agreement.

      - A1 Engineering build units shipped to DTS *** July 25, 2001 target (assumes no required design changes). These are not "sellable" units.

CUSTOMIZATION EXPENSES for Bogart PRODUCT:

To be paid by DTS to INFOCUS:

      - Initial payment of *** to cover past hard development costs has been paid by DTS.

      -     Pre-production unit pricing = ***

      -     Estimated Tooling Expense Breakdown:

            -     Long Throw Lens        ***

            -     I/O Panel/Shield       ***

            -     Tooling Total          ***

      Note: These are estimated expenses. DTS will only be charged for those tooling expenses actually incurred by InFocus.

The total Non-Recoverable Engineering (NRE) costs solely related to the modification of the PRODUCT for DTS is *** . It is understood that INFOCUS has the right to sell products incorporating such modifications into markets that are non-competitive with DTS without payment to DTS. INFOCUS shall have the right to sell products incorporating the modifications to any party in the event that DTS is relieved of the minimum purchase requirements hereunder, or at termination of this Agreement. The parties shall always employ good faith and fair dealing in matters governed by this Agreement.



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

DTS-InFocus Agreement
October 2001

ATTACHMENT-3          PRODUCT PRICE

Unit Pricing:

The pricing plan is volume based with a minimum commitment from DTS of *** PRODUCT units over the first two years of this Agreement. However, notwithstanding the foregoing *** unit minimum, in the event that DTS fails to purchase at least *** PRODUCT units in such two year period, then DTS shall pay to INFOCUS US *** in order to help offset INFOCUS development expenses for the PRODUCT.

Cumulative Standard Pricing/unit:

***                  ***
***                  ***
***                  ***

Replacement Lamps:   ***

Pricing Assumptions:

      - Shutter, mounting hardware, cables and external fan shall be sourced by DTS

      -     Standard warranty as set forth in Section 11.1 of the Agreement

Cumulative Long-Throw Pricing/unit:

Initial shipment expected Feb/Mar 2002 shall be priced at *** per unit. Following this initial shipment, per unit pricing will commence as follows:
***                  ***
***                  ***
***                  ***

Standard and Long-Throw PRODUCT volumes shall be cumulative with regards to minimum commitment volumes.



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

DTS-InFocus Agreement
October 2001

ATTACHMENT-4         DTS CUSTOM COMPONENTS

                      LEAD
                      TIME          LEAD
   PIN #             (NORM)      TIME (MAX)          PART DESCRIPTION                COST
   -----             ------      ----------          ----------------                ----
110-0447-00            30           120       SHIP BOX, BOGART                        ***
020-1250-00            45           120       Cert Label                              ***
020-1251-00            45           120       Logo Label, Top                         ***
020-1267-00            45           120       Speaker cover label                     ***
505-1048-00            45            90       S/A, Upper Enclosure                    ***
505-1049-00            45            90       S/A, Lower Enclosure                    ***
525-0040-00            90            90       Core Optic Assembly, Short Throw        ***
550-0086-00            45           120       DMD Kit                                 ***
530-0132-00            30            90       Engines, Short Throw                    ***
510-1586-00            45            90       Controller Board                        ***
510-1532-70            45            90       ECA, DTS POWER SUPPLY                   ***
330-0740-00            45           120       I/O Shield                              ***
505-1047-00            45            90       I/O Panel                               ***
505-1064-00            45           120       S/A, Module, Lamp                       ***
526-0113-00            30            60       S/A, BLOWER, 30MM, DTS                  ***
526-0114-00            30            60       S/A, BLOWER, 50MM, DTS                  ***
330-0800-00            45            90       BRACKET, 30MM BLOWER                    ***
110-0511-00            30           120       SHIP BOX, DTS LONG THROW                ***
525-0049-00            90           120       CORE OPTICS, DTS LONG THROW             ***
530-0141-00            30            90       Engines, Long Throw                     ***
020-1463-00            45           120       LABEL, CERT., DTS LONG THROW            ***
505-1253-00            45            90       S/A, FOCUS RING, BLACK, DTS-LT          ***
505-1254-00            45            90       S/A, ZOOM RING, BLACK, DTS-LT           ***
505-1255-00            45            90       S/A, BEZEL, FRONT, DTS-LT               ***

These prices are effective as of Agreement signature date and are subject to change.




*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

InFocus - DTS Sales Agreement         27
October 2001                      CONFIDENTIAL

ATTACHMENT-5         SERVICE

      - First Call (technical phone support) is DTS Service Providers' responsibility

      - Second Call (replacement of "Field Replaceable Units") is DTS Service Providers' responsibility

      - Sustaining technical support and factory repair RMA processing will be supported by InFocus Geographical Factory Repair Centers.

      - InFocus will host in Wilsonville (Oregon), Hilversum (the Netherlands), and Singapore (free of charge) initial training sessions for the DTS and its service providers and annual retraining sessions. Additional "train the trainer" training sessions will be delivered (for reimbursed travel and expenses) at mutually agreed upon locations and dates.

DTS DTS-CSP FRU PARTS PRICE LIST

PART NUMBER               DESCRIPTION                     FSC PRICE (USD)     US LIST PRICE (USD)     RETURN CREDIT PRICE
-----------               -----------                     ---------------     -------------------     -------------------
020-1250-00      LABEL, CERT, DTS                               ***                   ***

020-1251-00      LABEL, TOP, DTS                                ***                   ***

020-1267-00      LABEL, SPEAKER COVER                           ***                   ***

206-0032-00      Connector, Heat Sink Clip                      ***                   ***

211-0161-00      Cable PS                                       ***                   ***

211-0162-01      Cable PS-interlock                             ***                   ***

321-0107-00      Spring, Lever (elevator)                       ***                   ***

329-0251-00      PSA, 30MM BLOWER                               ***                   ***

329-0268-01      PS, Insulator                                  ***                   ***

329-0299-01      Gasket, Blower Bracket                         ***                   ***

329-0301-00      Gap pad 1 PS to diode                          ***                   ***

329-0302-00      Gap pad 2 PS to diode                          ***                   ***

329-0306-00      SHIELD, FAN, THERMAL                           ***                   ***

329-0337-00      SHIELD, BLOWER                                 ***                   ***

330-0702-03      Chasis, system                                 ***                   ***

330-0724-02      Ground clip heat sink                          ***                   ***

330-0740-00      SHIELD, I/O, DTS                               ***                   ***

330-0742-00      Diode, heat sink bracket                       ***                   ***


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    Confidential Treatment and filed separately with the Commission.

InFocus - DTS Sales Agreement         28
October 2001                      CONFIDENTIAL

340-0822-01      Lever, Elevator                                ***                   ***

340-0837-01      SPACER, MOUNT, ENGINE                          ***                   ***

505-0837-00      I/O panel cover, plastic (rear bezel)          ***                   ***

505-0878-01      Shaft, elevator                                ***                   ***

505-0973-00      S/A, FOCUS RING, BLACK                         ***                   ***

505-0975-00      S/A, ZOOM RINK, BLACK                          ***                   ***

505-1047-00      S/A, PANEL, I/O, DTS                           ***                   ***

505-1048-03      S/A, ENCLOSURE, UPPER, DTS                     ***                   ***

505-1049-02      S/A, ENCL., LWR, DTS                           ***                   ***

505-1050-01      S/A, BEZEL, FRONT, DTS                         ***                   ***

505-1051-00      S/A, VENT, BEZEL, DTS                          ***                   ***

505-1179-01      S/A, ENCLOSURE, LAMP                           ***                   ***

510-1532-12      ECA, Power Supply                              ***                   ***                     ***

510-1586-05      ECA, CONTROLLER CARD, BOGART                   ***                   ***                     ***

526-0078-00      S/A, BLOWER                                    ***                   ***

526-0079-00      S/A, Fan, 60x10                                ***                   ***

526-0080-04      S/A, Cable, Thermal Switch                     ***                   ***

526-0098-00      S/A, Fan, 40x10                                ***                   ***

526-0100-01      S/A, KEYPAD, BLACK W/LT, GREY PP               ***                   ***

526-0113-00      S/A, BLOWER, 30MM, DTS                         ***                   ***

530-0132-03      ENGINE, OPTICAL, DTS                           ***                   ***                     ***

749-0026-02      Fuse IEC, 127-3/2, ALFB 7.0                    ***                   ***

802-0027-00      Fastener Kit                                   ***                   ***


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.


InFocus - DTS Sales Agreement         29
October 2001                      CONFIDENTIAL

DTS DTS-CSP URP PARTS PRICE LIST

                                                                         US LIST PRICE       RETURN CREDIT
PART NUMBER                DESCRIPTION              FSC PRICE (USD)          (USD)               PRICE
-----------                -----------              ---------------      -------------       -------------
009-0613-01          SAFETY CARD, DTS                    ***                  ***

110-0346-00          Bag, Poly                           ***                  ***

110-0419-00          PKG, FOAM, BELUGA                   ***                  ***

110-0447-00          SHIP BOX, DTS                       ***                  ***

505-0841-00          S/A, CAP, LENS                      ***                  ***

505-1067-00          S/A, DOOR, LAMP, DTS                ***                  ***



*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

InFocus - DTS Sales Agreement         30
October 2001                      CONFIDENTIAL